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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this Admendment No. 1 to the registration statement on Form S-1 (File No. 333-06777) of our report dated July 25, 1996, on our audits of the consolidated financial statements of Gradall Industries, Inc. (formerly ICM Industries, Inc.). We also consent to the reference to our firm under the caption "Experts".

Coopers & Lybrand L.L.P.
Cleveland, Ohio
August 2, 1996